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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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                       DATE OF REPORT: SEPTEMBER 30, 2002

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                           ROCKY SHOES & BOOTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    OHIO                          0-21026                 31-1364046
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(STATE OR OTHER            (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                              --------------------


                              39 East Canal Street
                            Nelsonville, Ohio 45764
                                 (740) 753-1951
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              --------------------


                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                              --------------------

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ITEM 5.   OTHER ITEMS.

         On September 30, 2002, Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has authorized the Company to repurchase up to 500,000 shares of its outstanding common stock, through open market or privately negotiated transactions, through December 31, 2003. The press release, dated September 30, 2002, is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (c)      EXHIBITS.

             Exhibit No.                   Description

                 99 Press Release, dated September 30, 2002, entitled "Rocky Shoes & Boots, Inc. Announces Stock
                              Repurchase Program."


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ROCKY SHOES & BOOTS, INC.



Date:  October 11, 2002              By:  /s/ James E. McDonald
                                        ----------------------------------------
                                        James E. McDonald, Vice President and
                                        Chief Financial Officer








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                                 EXHIBIT INDEX


         Exhibit No.                     Description

              99 Press Release, dated September 30, 2002, entitled "Rocky Shoes & Boots, Inc. Announces Stock
                            Repurchase Program."